                                                                     Exhibit 4-K

                                                   [CONFORMED COPY]

                                     This Instrument Prepared By

                                     /s/ Jeffery E. Snyder
                                     ---------------------
                                     Jeffery E. Snyder
                                     Delmarva Power & Light Company
                                     800 King Street
                                     Wilmington, DE  19801


--------------------------------------------------------------------------------


                         DELMARVA POWER & LIGHT COMPANY



                                       TO



                                 CHEMICAL BANK,
                                    Trustee.



                                ----------------



                           EIGHTY-NINTH SUPPLEMENTAL
                                   INDENTURE



                                ----------------



                          Dated as of January 1, 1995
            (but executed on the dates shown on the execution page)


--------------------------------------------------------------------------------

     This EIGHTY-NINTH SUPPLEMENTAL INDENTURE, dated as of the first day of January, 1995 (but executed on the dates hereinafter shown), made and entered into by and between DELMARVA POWER & LIGHT COMPANY, a corporation of the State of Delaware and the Commonwealth of Virginia, hereinafter called the Company and CHEMICAL BANK, a corporation of the State of New York, hereinafter called the Trustee;

     WITNESSETH:

     WHEREAS, the Company heretofore executed and delivered its Indenture of Mortgage and Deed of Trust (hereinafter in this Eighty-Ninth Supplemental Indenture called the "Original Indenture"), dated as of October 1, 1943, to the New York Trust Company, a corporation of the State of New York, as Trustee, to which Chemical Bank is successor Trustee, to secure the First Mortgage Bonds of the Company, unlimited in aggregate principal amount and issuable in series, from time to time, in the manner and subject to the conditions set forth in the Original Indenture granted and conveyed unto the Trustee, upon the trusts, uses and purposes specifically therein set forth, certain real estate, franchises and other property therein described, including property acquired after the date thereof, except as therein otherwise provided; and

     WHEREAS, by eighty-eight indentures supplemental to said Original Indenture dated as of October 1, 1943, of which eighty-eight supplemental indentures the Eighty-Eighth Supplemental Indenture is dated as of October 12, 1994, the said Original Indenture has been modified and supplemented (hereinafter, as so supplemented and amended, called the "Indenture"); and

     WHEREAS, the execution and delivery of this Eighty-Ninth Supplemental Indenture has been duly authorized by the Board of Directors of the Company at a meeting duly called and held according to law, and all conditions and requirements necessary to make this Eighty-Ninth Supplemental Indenture a valid, binding and legal instrument in accordance with its terms, for the purposes herein expressed, and the execution and delivery hereof, have been in all respects duly authorized; and

     WHEREAS, it is provided in and by said Original Indenture, inter alia, as follows:

         "IT IS HEREBY AGREED by the Company that all the property, rights and franchises acquired by the Company after the date hereof (except any hereinbefore or hereinafter expressly excepted) shall (subject to the provisions of Section 9.01 hereof and to the extent permitted by law) be as fully embraced within the lien hereof as if such property, rights and franchises were now owned by the Company and/or specifically described herein and conveyed hereby;"

and

     WHEREAS, the Company has acquired certain other property, real, personal and mixed, which has not heretofore been specifically conveyed to the Trustee;

     NOW, THEREFORE, this EIGHTY-NINTH SUPPLEMENTAL INDENTURE WITNESSETH that for and in consideration of the premises and in pursuance of the provisions of said Indenture, the Company has granted, bargained, sold, released, conveyed, assigned, transferred, mortgaged, pledged, set over and confirmed, and by these presents does grant, bargain, sell, release, convey, assign, transfer, mortgage, pledge, set over and confirm unto the Trustee and to its successors in the trust in the Indenture created, to its and their assigns forever, all the following described properties of the Company, and does confirm that the Company will not cause or consent to a partition, either voluntary or through legal proceedings, of property, whether herein described or heretofore or hereafter acquired, in which its ownership shall be as tenant in common, except as permitted by, and in conformity with, the provisions of the said Indenture and particularly of Article IX thereof:

     No. 1 - An undivided 3.70% interest, as tenant in common with other owners (the combined undivided common ownership of same constituting one hundred percent ownership of the premises), in all properties situate in Plumcreek and South Bend Townships, Armstrong County, Pennsylvania, which American Trustee & Transfer Corporation, Trustee, conveyed unto Atlantic City Electric Company, Baltimore Gas and Electric Company, Delmarva Power & Light Company, Jersey Central Power & Light Company, Pennsylvania Power & Light Company, PECO Energy Company, and Public Service Electric and Gas Company by deed dated February 11, 1994 and recorded in Deed Book 1411, Page 114, which property is further identified as follows:

     (a) All that certain piece, parcel or tract of land situate in the Township of Plumcreek, Armstrong County, Pennsylvania, containing approximately
28.048 acres and described according to a survey of R. B. Shannon & Associates of Kittanning, PA, dated May, 1976, and being more particularly described in and as was conveyed to American Trustee & Transfer Corporation, Trustee, by deed of William M. Rose, et ux., dated February 18, 1977, of record in Armstrong County Deed Book 574, Page 958.

     (b) All that certain piece, parcel or tract of land situate in the Township of Plumcreek, Armstrong County, Pennsylvania, containing approximately
21.076 acres and described according to a survey of R. B. Shannon & Associates of Kittanning, PA, dated October, 1985, and being more particularly described in and as was conveyed to American Trustee & Transfer Corporation, Trustee, by deed of William M. Rose, widower, dated November 4, 1985, of record in Armstrong County Deed Book 699, Page 241.

     (c) All that certain piece, parcel or tract of land situate in the Township of Plumcreek, Armstrong County, Pennsylvania, containing approximately
130.70 acres and described according to a survey of R. B. Shannon & Associates of Kittanning, PA, dated February, 1986, and being more particularly described in and as was conveyed to American Trustee & Transfer Corporation, Trustee, by deed of Frank M. Fleming and Dorothy N. Sickon, dated June 17, 1986, of record in Armstrong County Deed Book 740, Page 012.

     (d) All that certain piece, parcel or tract of land situate in the Township of South Bend, Armstrong County, Pennsylvania, containing approximately 1 acre, and being more particularly described in and as was conveyed to American Trustee & Transfer Corporation, Trustee, by deed of Marian Larue Scott, widow, dated October 12, 1988, of record in Armstrong County Deed Book 906, Page 097.

     The above properties and rights are designated "503" for the purposes of the Original Indenture and all indentures supplemental thereto.

     No. 2   An undivided 3.72% interest, as tenant in common with other owners
(the combined undivided common ownership of same constituting one hundred percent ownership of the premises), in all properties situate in the Township of West Wheatfield, Indiana County,

Pennsylvania, which American Trustee & Transfer Corporation, Trustee, conveyed unto Atlantic City Electric Company, Baltimore Gas and Electric Company, Delmarva Power & Light Company, Metropolitan Edison Company, Pennsylvania Power & Light Company, PECO Energy Company, Potomac Electric Power Company, Public Service Electric and Gas Company, and UGI Utilities, Inc. by deed dated February 11, 1994 and recorded in Deed Book 1048, Page 425, which property is further identified as follows:

     (a) First      All that certain piece, parcel or tract of land situate in the Township of West Wheatfield, Indiana County, Pennsylvania, containing approximately 4.03 acres.

     BEING the same premises title to the surface and a one-fourth interest in the coal of which became vested in the grantor, Trustee, by deed of the Conemaugh Station Owners dated February 13, 1967, of record in Deed Book 563, Page 480 and/or Deed Book 536, Page 480. And being the same premises title to the other three-fourths interest in the coal of which became vested in the American Trustee & Transfer Corporation, Trustee, as part of parcel "Third" in deed of The North American Coal Corporation dated September 29, 1967, of record in Deed Book 571, Page 445.

     Second         All that certain piece, parcel or tract of land situate in the Township of West Wheatfield, Indiana County, Pennsylvania, containing approximately 27 acres and 41 perches.

     BEING the same premises described as "Second" in deed to grantor, by deed of The North American Coal Corporation, dated September 29, 1967, of record Deed Book 571, Page 445.

     Third          All the coal of whatever kind in and underlying all that
certain piece, parcel or tract of land situate in the Township of West Wheatfield, Indiana County, Pennsylvania, containing approximately 3.47 acres.

     BEING the same premises conveyed to the grantor, as "Third" in deed from The North American Coal Corporation, dated September 29, 1967, of record Deed Book 571, Page 445.

     Fourth         All the coal in, on and under the piece or parcel of land
located in the Township of West Wheatfield, Indiana County, Pennsylvania, containing approximately 26.99 acres.

     BEING Parcel #1 in Appendix A-11 in deed from the Conemaugh Station Owners to the grantor, dated February 13, 1967, of record Deed Book 563, Page 480.

     Fifth          All the coal in, on and under the piece or parcel of land
located in the Township of West Wheatfield, Indiana County, Pennsylvania, containing approximately 16.88 acres.

     BEING Appendix A-10 in deed from the Conemaugh Station Owners to the grantor, dated February 13, 1967, of record Deed Book 563 Page 480.

     Sixth          All the coal in, on or under the following described tracts of land situate in the Township of West Wheatfield, Indiana County, Pennsylvania, containing approximately 6.40 acres.

     BEING the same coal conveyed as Parcel "Second" in deed to grantor, by deed of The North American Coal Corporation, dated September 29, 1967, of record Deed Book 571, Page 445.

     Seventh        All the coal in, on and under the piece or parcel of land
located in the Township of West Wheatfield, Indiana County, Pennsylvania, containing approximately 8.64 acres.

     BEING Parcel #1 of Appendix A-9 in deed from the Conemaugh Station Owners to the grantor, dated February 13, 1967, of record Deed Book 563 Page 480.

     Eighth         All the coal in, on and under the piece or parcel of land
located in the Township of West Wheatfield, Indiana County, Pennsylvania, containing approximately 5.51 acres.

     BEING Parcel #2 of Appendix A-9 in deed from the Conemaugh Station Owners to the grantor, dated February 13, 1967, of record Deed Book 563 Page 480.

     BEING the same tracts of land conveyed from The Florence Mining Company to American Trustee & Transfer Corporation by deed dated February 17, 1993, of record in Indiana County Deed Book 1018, Page 277.

     (b) All those two (2) certain pieces, parcels or lots of land situate in the Township of West Wheatfield, Indiana County, Pennsylvania, containing approximately

     (Tract No. 1) 148.18 acres and described according to a survey of Michael Baker, Jr., Inc., Consulting Engineers, and

     (Tract No. 2) 0.33 acres and described according to a survey of Michael Baker, Jr., Inc., Consulting Engineers, and being more particularly described in and as was conveyed to American Trustee & Transfer Corporation, Trustee, by deed of Edmund H. Mack dated November 26, 1982, of record in Indiana County Deed Book 824, Page 692.

     The above properties and rights are designated "504" for the purposes of the Original Indenture and all indentures supplemental thereto.

     No. 3 All that parcel of land situate in Queen Anne's County, Maryland, containing approximately 2.64 acres and described according to a survey of McCrone, Inc. Engineers and Surveyors of Easton, Maryland, dated July 11, 1994, and being more particularity described in and was conveyed to Delmarva Power & Light Company by deed of Alvan N. Moore, William H. Moore, Patricia M. Heather, John B. Moore, and George C. Moore, III, trading as George C. Moore Family Partnership dated July 21, 1994 and recorded August 24, 1994 in the Land Records of Queen Anne's County, Maryland, in Deed Book 473, Page 043.

     The above properties and rights are designated "M1144" for the purposes of the Original indenture and all indentures supplemental thereto.

     Together with all other property, real, personal and mixed, tangible and intangible (except such property as in said Indenture expressly excepted from the lien and operation thereof), acquired by the Company on or prior to December 31, 1994, and not heretofore specifically subjected to the lien of the said Indenture.

     Also without limitation of the generality of the foregoing, the easements and rights-of-way and other rights in or not used in connection with the Company's operations, which are conveyed to the Company and recorded in the following Real Property Deed Records to which reference is made for a more particular description, to wit:

                                      -6-

State and County
------------------
DELAWARE
    Kent

                       Deed Records                    Deed Records
     Received          ------------      Received      ------------
    for Record      Book          Page  for Record  Book          Page
    ----------      ----          ----  ----------  ----          ----
    07/05/94        MTS X-054      231  08/01/94    MTS A-055      269
    07/05/94        MTS X-054      233  08/01/94    MTS A-055      271
    08/01/94        MTS A-055      267  08/01/94    MTS A-055      273


State and County
------------------
DELAWARE
    New Castle

                     Deed Records                     Deed Records
     Received        ------------        Received     ------------
    for Record      Book      Page      for Record   Book       Page
    ----------      ----      ----      ----------   ----       ----
    03/18/92        1302      0318      08/24/94     1796       0277
    01/25/93        1464      0050      08/24/94     1796       0279
    05/13/93        1520      0169      08/24/94     1796       0281
    06/02/94        1747      0068      08/24/94     1796       0283
    07/26/94        1777      0189      08/24/94     1796       0285
    08/03/94        1784      0343      08/24/94     1796       0287
    08/09/94        1788      0108      09/15/94     1808       0313
    08/09/94        1788      0110      09/15/94     1808       0331
    08/09/94        1788      0112      09/15/94     1808       0334
    08/09/94        1788      0115      10/07/94     1821       0037
    08/09/94        1788      0118      10/07/94     1821       0041
    08/09/94        1788      0120      10/07/94     1821       0045
    08/09/94        1788      0122      10/07/94     1821       0047
    08/09/94        1788      0124      10/07/94     1821       0049
    08/09/94        1788      0126      10/07/94     1821       0051
    08/09/94        1788      0128      10/07/94     1821       0053
    08/09/94        1788      0130      10/12/94     1822       0346
    08/09/94        1788      0132      10/27/94     1829       0231
    08/09/94        1788      0134      10/27/94     1829       0234
    08/09/94        1788      0136      10/27/94     1829       0236
    08/09/94        1788      0138      10/27/94     1829       0238
    08/24/94        1796      0256      10/27/94     1829       0240
    08/24/94        1796      0259      10/27/94     1829       0242
    08/24/94        1796      0262      11/07/94     1836       0016
    08/24/94        1796      0266      12/05/94     1848       0263
    08/24/94        1796      0267      12/05/94     1848       0278
    08/24/94        1796      0269      12/05/94     1848       0280
    08/24/94        1796      0271      12/05/94     1848       0282
    08/24/94        1796      0273      12/05/94     1848       0284
    08/24/94        1796      0275      12/05/94     1848       0286

                                      -7-

(continued)
State and County
------------------
DELAWARE
    New Castle

                     Deed Records                    Deed Records
     Received        ------------       Received     ------------
    for Record      Book      Page      for Record   Book       Page
    ----------      ----      ----      ----------   ----       ----
    01/06/95        1866      0030      01/06/95     1866       0042
    01/06/95        1866      0034      01/06/95     1866       0046
    01/06/95        1866      0036      01/30/95     1874       0338
    01/06/95        1866      0038      01/30/95     1874       0346
    01/06/95        1866      0040      01/30/95     1874       0348

State and County
------------------
DELAWARE
    Sussex

                    Deed Records                     Deed Records
     Received       ------------         Received    ------------
    for Record      Book      Page      for Record   Book       Page
    ----------      ----      ----      ----------   ----       ----
    07/28/94DDG     1994      239       11/01/94     DDG2015    144
    07/28/94DDG     1994      241       12/02/94     DDG2020    299
    07/28/94DDG     1994      243       12/02/94     DDG2020    301
    07/28/94DDG     1994      245       12/02/94     DDG2020    303
    07/28/94DDG     1994      247       12/02/94     DDG2020    305
    07/28/94DDG     1994      249       12/02/94     DDG2020    307
    08/24/94DDG     2000      042       12/02/94     DDG2020    309
    08/24/94DDG     2000      044       12/02/94     DDG2020    311
    08/24/94DDG     2000      046       01/04/95     FXR2027    001
    11/01/94DDG     2015      134       01/04/95     FXR2027    003
    11/01/94DDG     2015      136       01/27/95     FXR2031    119
    11/01/94DDG     2015      138       01/27/95     FXR2031    121
    11/01/94DDG     2015      140       02/27/95     FXR2035    063
    11/01/94DDG     2015      142       02/27/95     FXR2035    065

State and County
------------------
MARYLAND
    Caroline

                    Deed Records                     Deed Records
    Received        ------------        Received     ------------
    for Record      Book      Page      for Record   Book      Page
    ----------      ----      ----      ----------   ----      ----
    09/06/94        FDM 271   632       09/06/94     FDM 271    636
    09/06/94        FDM 271   634

State and County
------------------
MARYLAND
    Cecil County

                    Deed Records                     Deed Records
    Received        ------------        Received     ------------
    for Record      Book       Page     for Record   Book       Page
    ----------      ----       ----     ----------   ----       ----
    08/26/94        NDS 508    072

State and County
------------------
MARYLAND
    Dorchester

                    Deed Records                     Deed Records
    Received        ------------        Received     ------------
    for Record      Book       Page     for Record   Book       Page
    ----------      ----       ----     ----------   ----       ----
    08/25/94        PLC 309    790      12/02/94     MLB 313    585
    08/25/94        PLC 309    792      12/02/94     MLB 313    588
    08/25/94        PLC 309    795      01/05/95     MLB 315    214
    08/25/94        PLC 309    797      01/05/95     MLB 315    217
    08/25/94        PLC 309    799      01/05/95     MLB 315    220
    08/25/94        PLC 309    801      01/05/95     MLB 315    223
    08/25/94        PLC 309    803      01/05/95     MLB 315    226
    08/25/94        PLC 309    805      01/13/95     MLB 315    534
    10/31/94        PLC 312    376      01/27/95     MLB 316    136
    10/31/94        PLC 312    379      01/27/95     MLB 316    139
    12/02/94        MLB 313    579      03/03/95     MLB 317    326
    12/02/94        MLB 313    582

State and County
------------------
MARYLAND
    Kent

                    Deed Records                     Deed Records
    Received        ------------        Received     ------------
    for Record      Book       Page     for Record   Book       Page
    ----------      ----       ----     ----------   ----       ----
    08/01/94        MLM 063    150      10/28/94     MLM 067    101
    08/05/94        MLM 063    269      10/28/94     MLM 067    104
    08/15/94        MLM 063    482      11/04/94     MLM 067    329
    08/25/94        MLM 064    130      12/02/94     MLM 069    084
    08/25/94        MLM 064    132      12/02/94     MLM 069    087
    08/25/94        MLM 064    134      01/05/95     MLM 070    441
    08/25/94        MLM 064    136      01/05/95     MLM 070    444
    08/25/94        MLM 064    138      01/05/95     MLM 070    447
    10/07/94        MLM 066    187      01/05/95     MLM 070    450
    10/07/94        MLM 066    189      01/05/95     MLM 070    453
    10/07/94        MLM 066    191      02/24/95     MLM 073    075
    10/28/94        MLM 067    099

State and County
------------------
MARYLAND
    Queen Annes

                    Deed Records                     Deed Records
    Received        ------------        Received     ------------
    for Record      Book       Page     for Record   Book       Page
    ----------      ----       ----     ----------   ----       ----
    04/04/94        MWM 459    908      10/28/94     MWM 478    737
    04/04/94        MWM 459    910      10/28/94     MWM 478    740
    08/05/94        MWM 471    649      10/28/94     MWM 478    743
    08/24/94        MWM 473    059      10/28/94     MWM 478    746
    08/24/94        MWM 473    061      12/02/94      SM 481    775
    08/24/94        MWM 473    064      12/02/94      SM 481    778
    10/06/94        MWM 476    760      12/02/94      SM 481    781
    10/06/94        MWM 476    762      01/05/95      SM 484    560
    10/06/94        MWM 476    764      01/05/95      SM 484    563
    10/06/94        MWM 476    766      01/05/95      SM 484    566
    10/06/94        MWM 476    768      01/05/95      SM 484    569
    10/06/94        MWM 476    770      01/05/95      SM 484    572
    10/06/94        MWM 476    772      01/31/95      SM 486    279
    10/06/94        MWM 476    774      02/15/95     MWM 488    091
    10/06/94        MWM 476    776


State and County
------------------
MARYLAND
    Somerset

                    Deed Records                     Deed Records
    Received        ------------        Received     ------------
    for Record      Book       Page     for Record   Book       Page
    ----------      ----       ----     ----------   ----       ----
    10/06/94        ITP 423    224

State and County
------------------
MARYLAND
    Talbot

                    Deed Records                     Deed Records
    Received        ------------        Received     ------------
    for Record      Book       Page     for Record   Book       Page
    ----------      ----       ----     ----------   ----       ----
    01/26/94        MAS 770    986      08/25/94     MAS 785    557
    03/25/94        MAS 774    118      08/25/94     MAS 785    559
    06/10/94        MAS 780    583      08/25/94     MAS 785    561
    06/10/94        MAS 780    593      08/25/94     MAS 785    563
    06/10/94        MAS 780    596      08/25/94     MAS 785    565
    06/27/94        MAS 781    605      08/25/94     MAS 785    567
    08/25/94        MAS 785    542      08/25/94     MAS 785    569
    08/25/94        MAS 785    555      08/25/94     MAS 785    571

(continued)
State and County
----------------
MARYLAND
    Talbot

                    Deed Records                     Deed Records
    Received        ------------        Received     ------------
    for Record      Book       Page     for Record   Book       Page
    ----------      ----       ----     ----------   ----       ----
    08/25/94        MAS 785    573      10/28/94     MAS 789    462
    09/09/94        MAS 784    966      12/05/94     MAS 792    176
    09/19/94        MAS 784    983      12/05/94     MAS 792    179
    09/22/94        MAS 785    074      12/05/94     MAS 792    182
    09/22/94        MAS 785    081      12/05/94     MAS 792    185
    10/06/94        MAS 788    234      12/05/94     MAS 792    188
    10/06/94        MAS 788    252      12/05/94     MAS 792    192
    10/06/94        MAS 788    255      12/05/94     MAS 792    195
    10/06/94        MAS 788    258      01/05/95     MAS 794    478
    10/06/94        MAS 788    261      01/05/95     MAS 794    481
    10/06/94        MAS 788    264      01/31/95     MAS 796    186
    10/07/94        MAS 788    345      01/31/95     MAS 796    189
    10/07/94        MAS 788    348      02/24/95     MAS 797    695
    10/28/94        MAS 789    446      02/24/95     MAS 797    698
    10/28/94        MAS 789    449      02/24/95     MAS 797    701
    10/28/94        MAS 789    452      02/24/95     MAS 797    704
    10/28/94        MAS 789    456      02/24/95     MAS 797    707
    10/28/94        MAS 789    459      02/24/95     MAS 797    710

State and County
----------------
MARYLAND
    Wicomico

                    Deed Records                     Deed Records
    Received        ------------        Received     ------------
    for Record      Book       Page     for Record   Book       Page
    ----------      ----       ----     ----------   ----       ----
    07/26/94        MSB 1401   491      10/06/94     MSB 1411   819
    07/29/94        MSB 1402   213      10/06/94     MSB 1411   821
    07/29/94        MSB 1402   216      10/06/94     MSB 1411   823
    07/29/94        MSB 1402   218      10/06/94     MSB 1411   825
    09/07/94        MSB 1407   140      10/28/94     MSB 1414   754
    09/07/94        MSB 1407   142      10/28/94     MSB 1414   763
    09/07/94        MSB 1407   144      10/28/94     MSB 1414   765
    09/07/94        MSB 1407   146      10/28/94     MSB 1414   772
    09/07/94        MSB 1407   148      10/28/94     MSB 1414   774
    09/07/94        MSB 1407   150      10/28/94     MSB 1414   776
    09/07/94        MSB 1407   152      10/28/94     MSB 1414   778
    09/07/94        MSB 1407   154      10/28/94     MSB 1414   780
    09/07/94        MSB 1407   156      12/05/94     MSB 1419   147
    10/06/94        MSB 1411   817      12/05/94     MSB 1419   149


(continued)
State and County
------------------
MARYLAND
    Wicomico

                    Deed Records                     Deed Records
    Received        ------------        Received     ------------
    for Record      Book       Page     for Record   Book       Page
    ----------      ----       ----     ----------   ----       ----
    12/05/94        MSB 1419   151      01/05/95     MSB 1424   524
    12/05/94        MSB 1419   153      01/05/95     MSB 1424   527
    12/05/94        MSB 1419   155      01/05/95     MSB 1424   530
    12/05/94        MSB 1419   157      01/05/95     MSB 1424   533
    12/05/94        MSB 1419   159      01/05/95     MSB 1424   536
    01/05/95        MSB 1424   514      01/27/95     MSB 1427   333
    01/05/95        MSB 1424   517      02/24/95     MSB 1430   122
    01/05/95        MSB 1424   521      02/24/95     MSB 1430   124

State and County
------------------
MARYLAND
    Worcester

                    Deed Records                     Deed Records
    Received        ------------        Received     ------------
    for Record      Book       Page     for Record   Book       Page
    ----------      ----       ----     ----------   ----       ----
    08/25/94        RHO 2089   037      10/28/94     RHO 2105   080
    10/07/94        RHO 2099   562      10/28/94     RHO 2105   088
    10/07/94        RHO 2099   565      12/02/94     RHO 2115   126
    10/07/94        RHO 2099   568      12/02/94     RHO 2115   129
    10/28/94        RHO 2105   062      12/02/94     RHO 2115   132
    10/28/94        RHO 2105   064      12/02/94     RHO 2115   135
    10/28/94        RHO 2105   067      12/02/94     RHO 2115   138
    10/28/94        RHO 2105   069      01/05/95     RHO 2124   596
    10/28/94        RHO 2105   071      01/05/95     RHO 2124   599
    10/28/94        RHO 2105   074      01/27/95     RHO 2130   139
    10/28/94        RHO 2105   077      02/24/95     RHO 2138   086
                                        02/24/95     RHO 2138   089


State and County
------------------
VIRGINIA
    Accomack

                    Deed Records                     Deed Records
    Received        ------------        Received     ------------
    for Record      Book       Page     for Record   Book       Page
    ----------      ----       ----     ----------   ----       ----
    10/06/94        SHC 676    176      02/20/95     SHC 685    566
    10/28/94        SHC 677    599      02/20/95     SHC 685    569
    12/06/94        SHC 680    448      02/20/95     SHC 685    581
    12/06/94        SHC 680    452      02/20/95     SHC 685    584
    01/05/95        SHC 682    559      02/20/95     SHC 685    587
    01/05/94        SHC 682    562      02/20/95     SHC 685    590
    01/05/95        SHC 682    565      02/20/95     SHC 685    593
    01/30/95        SHC 684    003      02/20/95     SHC 685    596
    02/20/95        SHC 685    563      02/20/95     SHC 685    599

State and County
------------------
VIRGINIA
    Northampton

                    Deed Records                     Deed Records
    Received        ------------        Received     ------------
    for Record      Book       Page     for Record   Book       Page
    ----------      ----       ----     ----------   ----       ----
    08/29/94        KFA 270    085


    The following is a schedule of bonds issued under the Eighty Eighth Supplemental Indenture that can be designated as First Mortgage Bonds, Series I, which may also be designated as Secured Medium Term Notes, Series I; and First Mortgage bonds, Pledged Series I.

First Mortgage Bonds, Series I/Secured Medium Term Notes, Series I
------------------------------------------------------------------

Issuance Date             Tranche           Maturity         Principal
-------------             -------           --------         -----------
      --                    --                 --                --

First Mortgage Bonds, Pledged Series I
----------------------------------------

Issuance Date             Tranche           Maturity         Principal
-------------             -------           --------         -----------


10/12/94                     1994            10/1/29         $33,750,000
                             ----                            -----------

Total Bonds Issued:                                          $33,750,000
-------------------                                          ===========


    As supplemented and amended by this Eighty-Ninth Supplemental Indenture, the Original Indenture and all indentures supplemental thereto are in all respects ratified and confirmed and the Original Indenture and the aforesaid supplemental indentures and this Eighty-Ninth Supplemental Indenture shall be read, taken and construed as one and the same instrument.

    This Eighty-Ninth Supplemental Indenture shall be simultaneously executed in several counterparts, and all such counterparts executed and delivered, each as an original, shall constitute but one and the same instrument.

    The recitals of fact contained herein shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of the same.

    The debtor and its mailing address are Delmarva Power & Light Company, 800 King Street, P. O. Box 231, Wilmington, Delaware 19899. The secured party and its address, from which information concerning the security interest hereunder may be obtained, are Chemical Bank, 450 West 33rd Street, New York, New York 10001, Attn: Corporate Trustee Administration Department.

    The Company acknowledges that it received a true and correct copy of this Eighty-Ninth Supplemental Indenture.

    This Eighty-Ninth Supplemental Indenture is executed and delivered pursuant to the provisions of Section 5.11 and paragraph (a) of Section 17.01 of the Indenture for the purpose of conveying, transferring and assigning to the Trustee and of subjecting to the lien of the Indenture with the same force and effect as though included in the granting clause thereof the above described property so acquired by the Company on or prior to the date of execution, and not heretofore specifically subject to the lien of the Indenture; but nothing contained in this Eighty-Ninth Supplemental Indenture shall be deemed in any manner to affect (except for such purposes) or to impair the provisions, terms and conditions of the Original Indenture, or of any indenture supplemental thereto and the provisions, terms and conditions thereof are hereby expressly confirmed.

    The recitals hereinabove set forth are made solely by the Company and the Trustee shall have no responsibility therefor.

    IN WITNESS WHEREOF, the Company has caused this instrument to be signed in its name and behalf by its Senior Vice President and its corporate seal to be hereunto affixed and attested by its Secretary and the Trustee has caused this instrument to be signed in its name and behalf by a Vice President and its corporate seal to be hereunto affixed and attested by a Trust Officer, effective as of the 1st day of January, 1995.

                                  DELMARVA POWER & LIGHT COMPANY


Date of Execution                 By /s/  B. S. Graham
April 3, 1995                        -----------------
                                     B. S. GRAHAM
                                     SENIOR VICE PRESIDENT, TREASURER, AND
                                     CHIEF FINANCIAL OFFICER


[Seal]

                          Attest:

                                     /s/  D. P. Connelly
                                     -------------------
                                     D. P. CONNELLY
                                     SECRETARY


                                  CHEMICAL BANK


Date of Execution                 By /s/  John Generale
April 5, 1995                        ------------------
                                     JOHN GENERALE
                                     VICE PRESIDENT


[Seal]

                            Attest:

                                     /s/ Yvonne D. Benn
                                     ------------------
                                     YVONNE D. BENN
                                     TRUST OFFICER

STATE OF DELAWARE     )
                      )  SS.
NEW CASTLE COUNTY     )


          BE IT REMEMBERED that on this 3rd day of April, 1995, personally came before me, a notary public for the State of Delaware, B. S. GRAHAM, Senior Vice President, Treasurer and Chief Financial Officer of DELMARVA POWER & LIGHT COMPANY, a corporation of the State of Delaware and the Commonwealth of Virginia (the "Company"), party to the foregoing instrument, known to me personally to be such, and acknowledged the instrument to be her own act and deed and the act and deed of the Company; that her signature is in her own proper handwriting; that the seal affixed is the common or corporate seal of the Company; and that her act of signing, sealing, executing and delivering such instrument was duly authorized by resolution of the Board of Directors of the Company.

          GIVEN under my hand and official seal the day and year aforesaid.



                      /s/  Claire L. Williamson
                      -------------------------
                      Notary Public, State of Delaware
                      My commission expires March 27, 1999

[Seal]



                                 Certification
                                 -------------

          This document was prepared under the supervision of an attorney admitted to practice before the Court of Appeals of Maryland, or by or on behalf of one of the parties named in the within instrument.



                      /s/  Jeffery E. Snyder
                      ----------------------
                      Jeffery E. Snyder

STATE OF NEW YORK     )
                      )  SS.
COUNTY OF NEW YORK    )



          BE IT REMEMBERED that on this 5th day of April, 1995, personally came before me, a Notary Public for the State of New York, JOHN GENERALE, a Vice President of CHEMICAL BANK, a corporation of the State of New York (the "Trustee"), party to the foregoing instrument, known to me personally to be such, and acknowledged the instrument to be his own act and deed and the act and deed of the Trustee; that his signature is his own proper handwriting; that the seal affixed is the common or corporate seal of the Trustee; and that his act of signing, sealing, executing and delivering said instrument was duly authorized by resolution of the Board of Directors of the Trustee.

          GIVEN under my hand and official seal the day and year aforesaid.



                      /s/  Annabelle DeLuca
                      ---------------------
                      Notary Public, State of New York



[Seal]

                            CERTIFICATE OF RESIDENCE


          CHEMICAL BANK, successor Trustee to the Trustee within named, by merger, hereby certifies that its precise residence is 450 West 33rd Street, in the Borough of Manhattan, in The City of New York, in the State of New York.

                                     CHEMICAL BANK



                                     By /s/  John Generale
                                        ------------------
                                        JOHN GENERALE
                                        VICE PRESIDENT

                                RECORDATION DATA


      Executed Counterparts of the Eighty-Ninth Supplemental Indenture were recorded in Real Property Mortgage Records as follows:

                    Received           Mortgage Records
State and County    for Record        Book        Page
------------------  ----------        ----        ----

DELAWARE:
 Kent               04/20/95          146         15
 New Castle         04/19/95          3741        1
 Sussex             04/13/95          2077        316

PENNSYLVANIA:
 Adams              04/17/95          1017        149
 Armstrong          04/20/95          1474        155
 Bedford            04/17/95          584         359
 Blair              04/18/95          1135        271
 Cambria            04/19/95          1352        982
 Cumberland         04/18/95          1259        59
 Delaware           04/19/95          1354        258
 Franklin           04/19/95          999         61
 Huntingdon         04/17/95          377         658
 Indiana            04/18/95          506         106
 Lancaster          04/17/95          4611        187
 Montgomery         04/25/95          7571        865
 Westmoreland       04/17/95          3557        235
 York               04/17/95          1085        50

NEW JERSEY:
 Burlington         04/18/95          5934        190
 Camden             04/18/95          4350        706
 Gloucester         04/18/95          2873        230
 Mercer             04/18/95          3340        214
 Middlesex          04/18/95          4885        521
 Salem              04/18/95          828         299
 Somerset           04/18/95          2527        719
 Warren             04/18/95          1598        103

MARYLAND:
 Caroline           04/14/95          280         759
 Cecil              04/25/95          537         883
 Dorchester         04/13/95          319         104
 Kent               04/24/95          76          48
 Queen Anne's       04/20/95          492         632
 Somerset           04/11/95          428         59
 Talbot             04/21/95          801         492
 Wicomico           04/11/95          1435        459
 Worcester          04/12/95          2151        335

VIRGINIA:
 Accomack           04/20/95          689         187
 Northampton        04/20/95          273         891
